                                                      EXHIBIT (10)(iii)(A)6

                            LUCENT TECHNOLOGIES INC.
                             MID-CAREER PENSION PLAN




                            Lucent Technologies Inc.
                                       and
                   Such of its Subsidiary Companies which are
                             Participating Companies

                            Effective October 1, 1996
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                            LUCENT TECHNOLOGIES INC.
                            MID-CAREER PENSION PLAN

                                TABLE OF CONTENTS


1. INTRODUCTION AND PURPOSE...................................................1

2. DEFINITIONS................................................................2
     2.1. ADEA................................................................2
     2.2. AFFILIATED CORPORATION..............................................2
     2.3. AT&T................................................................2
     2.4. ADMINISTRATOR.......................................................2
     2.5. BOARD...............................................................2
     2.6. CODE................................................................2
     2.7. COMMITTEE...........................................................2
     2.8. COMPANY.............................................................2
     2.9. COMPENSATION........................................................2
     2.10. D-BAND.............................................................3
     2.11. EXECUTIVE..........................................................3
     2.12. ERISA..............................................................3
     2.13. INTERCHANGE AGREEMENT..............................................3
     2.14. INTERCHANGE COMPANY................................................3
     2.15. LUCENT.............................................................3
     2.16. LUCENT CONTROLLED GROUP............................................3
     2.17. MANDATORY RETIREMENT AGE...........................................3
     2.18. MID-CAREER PENSION CREDITS.........................................3
     2.19. NORMAL RETIREMENT AGE..............................................4
     2.20. PARTICIPATING COMPANY..............................................4
     2.21. PENSION PLAN.......................................................4
     2.22. PLAN...............................................................4
     2.23. PREDECESSOR PLAN...................................................4
     2.24. PLAN YEAR..........................................................4
     2.25. SUBSIDIARY.........................................................4
     2.26. TERM OF EMPLOYMENT.................................................4
     2.27. TRANSFERRED INDIVIDUAL.............................................5

3. ADMINISTRATION.............................................................6
     3.1. ADMINISTRATION......................................................6
     3.2. ROLE OF THE COMMITTEE...............................................6
     3.3. CLAIMS PROCEDURE....................................................6
          (a) Benefit Claims..................................................6
          (b) Benefit Appeals.................................................6
          (c) Final Review....................................................7
     3.4. INDEMNIFICATION.....................................................7
     3.5. NAMED FIDUCIARIES...................................................7
     3.6. ALLOCATION OF RESPONSIBILITIES......................................7
     3.7. MULTIPLE CAPACITIES.................................................8

4. BENEFITS...................................................................9
     4.1. PARTICIPANT.........................................................9
     4.2. ELIGIBILITY.........................................................9


                                      -i-
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                            LUCENT TECHNOLOGIES INC.
                             MID-CAREER PENSION PLAN


          (a) Employee........................................................9
          (b) Service and Disability Benefit.................................10
          (c) Deferred Benefit...............................................10
          (d) Contingent Benefits............................................10
     4.3. BENEFIT AMOUNTS....................................................10
          (a) Calculation of Monthly Pension Benefit.........................10
          (b) Early Retirement Discount......................................12
          (c) Deferred Benefit Amount........................................13
          (d) Management Pension Enhancement.................................13
          (e) Special Increases..............................................13
     4.4. TREATMENT DURING SUBSEQUENT EMPLOYMENT.............................13
     4.5. COMMENCEMENT AND DURATION OF PAYMENTS..............................13
          (a) Service or Disability Benefit..................................13
          (b) Deferred Benefit...............................................14
     4.6. FORFEITURE OF BENEFITS.............................................14

5. GENERAL PROVISIONS........................................................15
     5.1. NO GUARANTEE OF EMPLOYMENT.........................................15
     5.2. ASSIGNMENT OR ALIENATION...........................................15
     5.3. BREAKS IN SERVICE..................................................15
     5.4. LEAVE OF ABSENCE...................................................15
     5.5. METHOD OF PAYMENT..................................................15
     5.6. AMOUNTS ACCRUED PRIOR TO DEATH.....................................15
     5.7. FACILITY OF PAYMENT................................................15
     5.8. OPTION DURING DISABILITY...........................................16
     5.9. PAYMENTS UNDER LAW.................................................16
     5.10. BINDING EFFECT....................................................16
     5.11. SEVERABILITY......................................................17
     5.12. HEADINGS..........................................................17
     5.13. ENTIRE PLAN.......................................................17

6. PLAN MODIFICATION.........................................................18
     6.1. AMENDMENT AND TERMINATION..........................................18

7. SOURCE OF PAYMENT.........................................................19
     7.1. SOURCE OF PAYMENTS.................................................19
     7.2. UNFUNDED STATUS....................................................19

8. DISPOSITION OF PARTICIPATING COMPANY......................................20
     8.1. SALE, SPIN-OFF, OR OTHER DISPOSITION OF PARTICIPATING COMPANY......20


                                      -ii-
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                            LUCENT TECHNOLOGIES INC.
                             MID-CAREER PENSION PLAN

         ADOPTED effective October 1, 1996


                                     ARTICLE
                                       1.
                            INTRODUCTION AND PURPOSE

         The purpose of the Lucent Technologies Inc. Mid-Career Pension Plan (the "Plan") is to provide certain unfunded single life pension payments, as set forth more fully herein, to eligible employees of the Company and such other subsidiaries of the Company that become Participating Companies. The Plan is intended to constitute an unfunded pension plan for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

         The Plan is a successor to the AT&T Mid-Career Pension Plan in effect as of September 30, 1996 with respect to Transferred Individuals (as defined in Article 2). The Plan assumes and is solely responsible for all liabilities as of September 30, 1996 relating to Transferred Individuals. Accordingly, the Plan shall recognize such service and compensation as of September 30, 1996 with respect to Transferred Individuals as would be recognized by the AT&T Mid-Career Pension Plan in effect as of September 30, 1996. Effective as of the date an individual becomes a "Transition Individual" (as defined in Section 1.38(b) or (c) of the Management Interchange Agreement or Section 1.30(b) or (c) of the Occupational Interchange Agreement), the Plan shall also assume and be solely responsible for all liabilities relating to such Transition Individuals. To the extent that the Plan refers to dates, events, agreements, elections, or designations before October 1, 1996 relating to Transferred Individuals, such dates, events, agreements, elections, and designations shall be recognized as if Lucent Technologies Inc. and the Plan were in existence at the applicable time. For Transferred Individuals who terminated employment before October 1, 1996, the provisions of the AT&T Mid-Career Pension Plan in effect at termination of the Transferred Individual's employment shall be deemed to be incorporated in this Plan and shall govern.

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


                                     ARTICLE
                                       2.
                                   DEFINITIONS

         Unless the context clearly indicates otherwise, the following terms have the meanings described below when used in this Plan and references to a particular Article or Section shall mean the Article or Section so delineated in this Plan.

2.1.     ADEA

         The Age Discrimination in Employment Act of 1967, and as it may be amended from time to time.

2.2.     AFFILIATED CORPORATION

         Any corporation of which more than 50 percent of the voting stock is owned directly or indirectly by AT&T.

2.3.     AT&T

         AT&T Corp., a New York Corporation, or its successors.

2.4.     ADMINISTRATOR

         The "Pension Plan Administrator" under the Pension Plan, or such other person or entity designated by the Company.

2.5.     BOARD

         The Board of Directors of the Company.

2.6.     CODE

         The Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular section of the Code includes any applicable regulations promulgated under that section.

2.7.     COMMITTEE

         The Employee Benefits Committee appointed by the Company to administer the Pension Plan.

2.8.     COMPANY

         Lucent Technologies Inc., a Delaware corporation, or its successors.

2.9.     COMPENSATION

         "Compensation" within the meaning of the Pension Plan.


ARTICLE 2                             -2-                            DEFINITIONS
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                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


2.10.    D-BAND

         "D-band," formerly D-Level, Fourth level and SG-10 and SG-11, shall mean the level directly above C-band, or any equivalent salary grade or level as determined by the Company.

2.11.    EXECUTIVE

         "Executive," formerly E-Level, E-band, Fifth level and SG-12 through SG-14, shall mean the level directly above D-band, or any equivalent salary grade or level as determined by the Company.

2.12.    ERISA

         The Employee Retirement Income Security Act of 1974, as amended from time to time. Any reference to a particular section of ERISA includes any applicable regulations promulgated under that section.

2.13.    INTERCHANGE AGREEMENT

         An "Interchange Agreement" within the meaning of the Pension Plan.

2.14.    INTERCHANGE COMPANY

         An "Interchange Company" within the meaning of the Pension Plan.

2.15.    LUCENT

         The Company, its subsidiaries and any successors to such entity.

2.16.    LUCENT CONTROLLED GROUP

         The "Lucent Controlled Group" within the meaning of the Pension Plan.

2.17.    MANDATORY RETIREMENT AGE

         Age 65 for those employees referred to in ADEA Section 12(c)(1) of ADEA or at such later time as may first be permissible under such section. For those employees for whom age is a bona fide occupational qualification within the meaning of ADEA Section 4(f)(1), the Mandatory Retirement Age shall be as may be applicable under the ADEA.

2.18.    MID-CAREER PENSION CREDITS

(a) For those employees hired or rehired at Executive level or above, and all of whose Term of Employment is at Executive level or above, Mid-Career Pension Credits is the difference between 35 years and the Term of Employment that could accrue if the employee worked to the later of Normal Retirement Age, retirement or termination of employment, provided that the Mid-Career Pension Credits shall not exceed the actual Term of Employment and shall not include any part-time service if the employee was hired by Lucent on or after November 18, 1981.


ARTICLE 2                             -3-                            DEFINITIONS

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN

         (b) For those employees hired or rehired at D-band or above, and whose Term of Employment includes service at D-band or below, Mid-Career Pension Credits is computed by multiplying the employee's Mid-Career Pension Credits as defined in Section 2.18(a), by a fraction, the numerator of which shall be the number of years and months of service completed with a Participating Company (or, with respect to Transferred Individuals, a "Participating Company" under the Predecessor Plan) at Executive level and above, and the denominator of which shall be the actual Term of Employment at termination of employment, provided, however, that for any Transferred Individual on the active roll of AT&T as of August 29, 1991, his or her benefit under this Plan shall equal the greater of the benefit calculated under the definition of Mid-Career Pension Credits in this Section 2.18(b) as of the Transferred Individual's retirement or termination of employment or the benefit accrued under the Predecessor Plan as of August 29, 1991.

2.19.    NORMAL RETIREMENT AGE

         "Normal Retirement Age" within the meaning of the Pension Plan.

2.20.    PARTICIPATING COMPANY

         The Company or any subsidiary of the Company which is a Participating Company under the Pension Plan.

2.21.    PENSION PLAN

         The Lucent Technologies Inc. Management Pension Plan.

2.22.    PLAN

         This Lucent Technologies Inc. Mid-Career Pension Plan.

2.23.    PREDECESSOR PLAN

         The AT&T Mid-Career Pension Plan for that portion of the plan which provided benefit coverage to certain Lucent employees prior to October 1, 1996.

2.24.    PLAN YEAR

         The Plan Year for the Plan shall be January 1 through December 31, provided, however, that the first Plan Year shall begin on October 1 and end on December 31.

2.25.    SUBSIDIARY

         Any corporation of which more than 80% of the voting stock is owned directly or indirectly by AT&T.

2.26.    TERM OF EMPLOYMENT

         "Term of Employment" within the meaning of the Pension Plan for purposes calculating the amount of an employee's benefit, except that "Term of Employment" shall not include any period of part-time employment completed after November 18, 1981, in the case of an employee


ARTICLE 2                             -4-                            DEFINITIONS

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


hired or rehired by a Participating Company (or, with respect to Transferred Individuals, a "Participating Company" under the Predecessor Plan) on or after November 18, 1981.

2.27.    TRANSFERRED INDIVIDUAL

         A "Transferred Individual" within the meaning of the Employee Benefits Agreement between AT&T and the Company dated as of February 1, 1996, as amended.


ARTICLE 2                             -5-                            DEFINITIONS

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


                                     ARTICLE
                                       3.
                                 ADMINISTRATION

3.1      ADMINISTRATION

         The Company shall be the "plan administrator" and the "sponsor" of the Plan as those terms are defined in ERISA.

3.2.     ROLE OF THE COMMITTEE

         (a) The Committee shall have the specific powers elsewhere herein granted to it and shall have such other powers as may be necessary in order to enable it to administer the Plan, except for powers herein granted or provided to be granted to others.

         (b) The procedures for the adoption of by-laws and rules of procedure and for the employment of a secretary and assistants shall be the same as are set forth in the Pension Plan.

3.3.     CLAIMS PROCEDURE

         (a) BENEFIT CLAIMS

         All claims for benefit payments under the Plan shall be submitted in writing by the Participant or any individual duly authorized by him ("Claimant" for purposes of Section 3.3) to the Administrator. The Administrator shall notify the Claimant in writing within 90 days after receipt as to whether the claim has been granted or denied. This period may be extended for up to an additional 90 days in unusual cases provided that written notice of the extension is furnished to the Claimant prior to the commencement of the extension. In the event the claim is denied, such notice shall (i) set forth the specific reasons for denial, (ii) make reference to the pertinent Plan provisions on which the denial is based, (iii) describe any additional material or information necessary before the Claimant's request may be acted upon, and
(iv) explain the procedure for appealing the adverse determination.

         (b) BENEFIT APPEALS

         A Claimant whose claim for benefits has been denied, in whole or in part, may, within 60 days of receipt of any adverse benefit determination, appeal such denial to the Committee. All appeals shall be in the form of a written statement and shall (i) set forth all of the reasons in support of favorable action on the appeal, (ii) identify those provisions of the Plan upon which the Claimant is relying, and (iii) include copies of any other documents or materials which may support favorable consideration of the claim. The Committee shall decide the issues presented within 60 days after receipt of such request, but this period may be extended for up to an additional 60 days in unusual cases provided that written notice of the extension is furnished to the Claimant prior to the commencement of the extension. The decision of the Committee shall be set forth in writing, include specific reasons for the decision, refer to pertinent Plan provisions on which the decision is based, and shall be final and binding on all persons affected thereby.


ARTICLE 3                             -6-                         ADMINISTRATION

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


         Any Claimant whose claim for benefits has been denied shall have such further rights of review as are provided in ERISA Section 503, and the Committee and Administrator shall retain such right, authority, and discretion as is provided in or not expressly limited by ERISA Section 503.

         (c) FINAL REVIEW

         The Committee shall serve as the final review committee, under the Plan and ERISA, for the review of all appeals by Claimants, whose initial claims for benefits have been denied, in whole or in part, by the Administrator. The Committee shall have the authority to determine conclusively for all parties any and all questions arising from administration of the Plan, and shall have sole and complete discretionary authority and control to manage the operation and administration of the Plan, including, but not limited to, authorizing disbursements according to the Plan, the determination of all questions relating to eligibility for participation and benefits, interpretation of all Plan provisions, determination of the amount and kind of benefits payable to any Participant, and the construction of disputed and doubtful terms. Such decisions by the Committee shall be conclusive and binding on all parties and not subject to further review.

3.4.     INDEMNIFICATION

         Neither the Administrator, any member of the Board or of the Committee, nor each other employee or officer to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, shall be personally liable by reason of any contract or other instrument executed by such individual or on his or her behalf in his or her capacity as the Administrator or as a member of the Board or of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless the Administrator, each member of the Board, each member of the Committee, and each other employee or officer to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

3.5.     NAMED FIDUCIARIES

         The Committee, the Administrator and each Participating Company is each a named fiduciary as that term is used in ERISA with respect to the particular duties and responsibilities allocated to each of them.

3.6.     ALLOCATION OF RESPONSIBILITIES

         The Company may allocate responsibilities for the operation and administration of the Plan consistent with the Plan's terms, including allocation of responsibilities to the Committee and the other Participating Companies. The Company and other named fiduciaries may designate in writing other persons to carry out their respective responsibilities under the Plan, and may employ persons to advise them with regard to any such responsibilities.


ARTICLE 3                             -7-                         ADMINISTRATION

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


3.7.     MULTIPLE CAPACITIES

         Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.


ARTICLE 3                             -8-                         ADMINISTRATION

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN

                                     ARTICLE
                                       4.
                                    BENEFITS

4.1.     PARTICIPANT

         An individual is a Participant in this Plan if (a) the individual was hired or rehired by a Participating Company (or, with respect to Transferred Individuals, a "Participating Company" under the Predecessor Plan) at age 35 or older, and (b) the individual was hired or rehired by a Participating Company (or, with respect to Transferred Individuals, a "Participating Company" under the Predecessor Plan) at D-band or above, and (c) the individual's Term of Employment includes at least one year of continuous employment for a Participating Company (or, with respect to Transferred Individuals, a "Participating Company" under the Predecessor Plan) at D-band or above, provided, however, that if an individual was hired or rehired by a Participating Company (or, with respect to Transferred Individuals, a "Participating Company" under the Predecessor Plan) on or after November 18, 1981, such continuous employment was on a full-time basis (as classified by the Company), and (d) the individual terminates employment at Executive level or above.

4.2.     ELIGIBILITY

         (a) EMPLOYEE

         For purposes of this Article 4, the word "Employee" shall mean (a) a Participant, as defined in Section 4.1 and (b) who (i) if hired or rehired by AT&T before November 18, 1981, has completed a Term of Employment of at least five years for one or more Participating Companies (including, with respect to Term of Employment before October 1, 1996, with "Participating Companies" under the Predecessor Plan) at Executive level or above, prior to the last day of the month in which he or she reaches Normal Retirement Age, or (ii) if hired or rehired on or after November 18, 1981, has completed a Term of Employment of at least five years, classified by the Company as full-time, for one or more Participating Companies (including, with respect to Term of Employment before October 1, 1996, with "Participating Companies" under the Predecessor Plan) at Executive level or above, prior to the last day of the month in which he or she reaches Normal Retirement Age, provided, however, that unless approved by the Board, or its delegate, an individual is not an Employee if:

                  (i) the individual (ineligible to participate in this Plan because he or she was hired after age 35 and/or he or she was hired below D-band) terminates employment with a Participating Company, and is rehired by a Participating Company within one year of his or her termination of employment;

                  (ii) the individual terminates employment with a company with which a Participating Company has an Interchange Agreement, and is hired by a Participating Company within one year of termination of employment, if the individual has not waived coverage pursuant to the terms of the applicable Interchange Agreement;


ARTICLE 4                             -9-                               BENEFITS

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


                  (iii) the individual terminates employment with a company in which a Participating Company has an ownership interest, and is hired or rehired by a Participating Company within one year of termination of employment, unless he or she was a Participant in the Plan prior to employment with the Lucent non-Controlled Group company or the nonparticipating Controlled Group company; or

                  (iv) the individual is employed by a company which is acquired by a Participating Company.

         (b) SERVICE AND DISABILITY BENEFIT

         Any Employee shall be eligible for a service benefit or a disability benefit pursuant to this Plan if he or she is eligible for a service or a disability pension pursuant to the Pension Plan, including an Employee who is eligible for a service pension as the result of a Transition Leave of Absence or a Transition to Retirement as set forth in the Pension Plan.

         (c) DEFERRED BENEFIT

         Any Employee is eligible for a deferred benefit pursuant to this Plan if the Employee is not eligible for either a service or a disability pension under the Pension Plan.

         (d) CONTINGENT BENEFITS

         An Employee whose job category has been reclassified during the Grandfathering Period, defined below, from Executive level to a level below Executive level, and who has completed a Term of Employment of at least five years at (1) Executive level or above, or (2) the reclassified level below Executive level prior to the end of the Grandfathering period, shall be entitled to a frozen benefit under this Plan based upon the terms of this Plan (or the Predecessor Plan) and his or her Term of Employment as of the last day of the Grandfathering Period, provided, however, that such employee shall not be entitled to a benefit under this Plan if he or she has been demoted for performance subsequent to job reclassification and prior to attainment of the requisite number of years of benefit eligibility. The Grandfathering Period shall be January 1, 1986 through the later of December 31, 1988 or the last day of the calendar year in which the job has been reclassified. If an Employee whose job has been reclassified, as described in this Section 4.2(d), is promoted to Executive level or above, his or her benefit under this Plan shall be calculated as if his or her job had never been reclassified.

4.3.     BENEFIT AMOUNTS

         (a) CALCULATION OF MONTHLY PENSION BENEFIT

             (i)   FORMULA

         The annual benefit amount will equal:

             A*[(B*C)+(D*E)]

                   +


ARTICLE 4                             -10-                              BENEFITS

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


             A*[(F*G)+(H*I)]

         Where:

                  A =  Mid-Career Pension Credits;

                  B =  One-half of the Pension Plan Base Formula Multiplier;

                  C = Average Base Period Compensation x Term of Employment to the end of the Base Period divided by Total Term of Employment;

                  D = One-half of the Lucent Technologies Inc. Non-Qualified Pension Plan ("NQPP") Base Formula Multiplier;

                  E = NQPP Average Base Period Compensation x Term of Employment to the end of the Base Period divided by Total Term of Employment;

                  F =  One-half of the Pension Plan Post-Base Formula
                       Multiplier;

                  G = Post-Base Period Compensation divided by Total Term of Employment;

                  H =  One-half of the NQPP Post-Base Formula Multiplier;

                  I = NQPP Post-Base Period Compensation divided by Total Term of Employment.

             (ii)  MID-CAREER PENSION CREDITS

         For purposes of determining A in Section 4.3(a)(i), "Mid-Career Pension Credits" is defined in Section 2.18(a) or (b), as applicable.

             (iii) BASE PERIOD

         For purposes of determining B and C in Section 4.3(a)(i), "Base Period" shall be the January 1, 1987 to December 31, 1992 pay base averaging period as is set forth in the Pension Plan, provided, however, that if an Employee's benefit under the Pension Plan is determined under an earlier pay base averaging period, such other pay base averaging period shall be used for determining B & C in Section 4.3(a)(i). For purposes of determining D and E in Section 4.3(a)(i), "Base Period" shall be the 1989 Base Period as is set forth in the Basic Formula of the NQPP.

             (iv)  BASE FORMULA MULTIPLIER

         For purposes of determining B in Section 4.3(a)(i), the "Pension Plan Base Formula Multiplier" shall be the numerical percentage which is multiplied by the Employee's average annual Compensation for the Base Period, in the calculation of the Employee's accrued pension benefit under the Pension Plan. For purposes of determining D in Section 4.3(a)(i), the "NQPP Base Formula Multiplier" shall be the numerical percentage which is multiplied by the


ARTICLE 4                             -11-                              BENEFITS

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN



Employee's average annual Short Term Incentive Awards for the Base Period, in the calculation of the Employee's accrued pension benefit under the Basic Formula of the NQPP.

               (v)    AVERAGE BASE PERIOD COMPENSATION

         For purposes of determining C in Section 4.3(a)(i), "Average Base Period Compensation" shall be the Employee's average annual Compensation for the Base Period, in the calculation of the Employee's accrued pension benefit under the Pension Plan, except that Compensation shall be defined for this purpose as not being limited by Code Section 401(a)(17). For purposes of determining E in
Section 4.3(a)(i), "NQPP Average Base Period Compensation" shall be the average annual Short Term Incentive Awards for the Base Period in the calculation of the Employee's accrued pension benefit under the Basic Formula of the NQPP.

               (vi)   TOTAL TERM OF EMPLOYMENT

         For purposes of determining C, E, G & I in Section 4.3(a)(i), "Total Term of Employment" shall be the Employee's actual Term of Employment as of retirement or termination of employment.

               (vii)  POST-BASE FORMULA MULTIPLIER

         For purposes of determining F in Section 4.3(a)(i), "Pension Plan Post-Base Formula Multiplier" shall be the numerical percentage which is multiplied by the Employee's Compensation for periods after the Base Period, in the calculation of the Employee's accrued pension benefit under the Pension Plan. For purposes of determining H in Section 4.3(a)(i), the "NQPP Post-Base Formula Multiplier" shall be the numerical percentage which is multiplied by the Employee's Short Term Incentive Awards for periods after the Base Period, in the calculation of the Employee's accrued pension benefit under the Basic Formula of the NQPP.

               (viii) POST-BASE PERIOD COMPENSATION

         For purposes of determining G in Section 4.3(a)(i), "Post-Base Period Compensation" shall be the Employee's Compensation after the Base Period, in the calculation of the Employee's accrued pension benefit under the Pension Plan, except that Compensation shall be defined for this purpose as not being limited by Code Section 401(a)(17). For purposes of determining I in Section 4.3(a)(i), "NQPP Post-Base Period Compensation" shall be the Employee's Short Term Incentive Awards for periods after the Base Period, in the calculation of the Employee's accrued pension benefit under the Basic Formula of the NQPP.

         (b) EARLY RETIREMENT DISCOUNT

         Where an Employee terminates from service under the age of 55 years and commences a service pension under the Pension Plan, his or her monthly service benefit, as set forth in Section 4.2(b), shall be reduced in the same manner as is set forth in the Pension Plan in the case of service pensions.


ARTICLE 4                             -12-                              BENEFITS

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


         (c) DEFERRED BENEFIT AMOUNT

         The monthly benefit amount for each person eligible for a deferred benefit under the provisions of Section 4.2(c) shall be calculated exclusively in accordance with the provisions specified as applicable to those receiving a benefit under Section 4.2(b) effective as of the date his or her benefit payments commence pursuant to Section 4.5(b). No recomputation of the benefit shall be made after such date or as a result of amendments made to this Plan subsequent to such date.

         (d) MANAGEMENT PENSION ENHANCEMENT

         The calculation of benefit amounts and eligibility for a benefit amount shall be determined without regard to the Management Pension Enhancement as is set forth in the Pension Plan.

         (e) SPECIAL INCREASES

         Monthly service and disability benefit payments, as determined in
Section 4.3(a), of retired employees shall be increased by the same percentage and pursuant to the same terms and conditions as are set forth in the Pension Plan.

4.4.     TREATMENT DURING SUBSEQUENT EMPLOYMENT

         Notwithstanding any other provision of this Plan, employment with any Participating Company or with any Interchange Company (if the Employee is covered by the applicable Interchange Agreement and, if applicable, has not waived coverage pursuant to the terms of the Interchange Agreement), subsequent to retirement or termination of employment with entitlement to any type of benefit described heretofore shall result in the permanent suspension of the benefit for the period of such employment or reemployment. Notwithstanding any other provision of this Plan, employment with any Lucent Controlled Group company which is not a Participating Company subsequent to retirement or termination of employment with entitlement to any type of benefit described heretofore shall result in the permanent suspension of the benefit for the period of such employment or reemployment if the Employee's benefit under the Pension Plan is suspended by reason of such employment.

4.5.     COMMENCEMENT AND DURATION OF PAYMENTS

         Except for the reasons specified in Section 4.6, or as may be otherwise determined by the Company, benefits granted under this Plan shall commence as follows:

         (a) SERVICE OR DISABILITY BENEFIT

         Payment of a service or disability benefit under this Plan shall commence to an Employee at the same time as the Employee's service or disability pension benefits commence under the Pension Plan and shall continue to the Employee's date of death, or, in the case of a disability benefit, until termination of disability pension payments under the Pension Plan, if earlier, subject to Section 4.4 of this Plan.


ARTICLE 4                             -13-                              BENEFITS

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


         (b) DEFERRED BENEFIT

             (i) Payment of a deferred benefit under this Plan shall commence to an Employee at the same time as the Employee's deferred vested pension benefits commence under the Pension Plan and shall continue to the Employee's date of death, subject to Section 4.4 of this Plan.

             (ii) Eligibility for a deferred benefit payable before Normal Retirement Age in reduced amounts shall be pursuant to the same terms and conditions as are set forth in the Pension Plan with respect to deferred vested pensions.

4.6. FORFEITURE OF BENEFITS

         (a) Notwithstanding Section 4.5, all or a portion of benefits for which an Employee would be otherwise eligible hereunder may be forfeited under the following circumstances, at the discretion of the Board or its delegate:

             (i) The Employee is discharged by a Participating Company for cause. For purposes of this Plan, cause shall mean:

             (A) The Employee's conviction (including a plea of guilty or nolo contendere) of a felony or any crime of theft, dishonesty or moral turpitude;

             (B) Gross omission or gross dereliction of any statutory or common law duty of loyalty to the Company.

             (ii) Determination by the Board or its delegate that the Employee engaged in misconduct in connection with the Employee's employment with a Participating Company or with any other entity of which the Company has an ownership interest.

             (iii) The Employee, without the consent of the Board, violates the Lucent Technologies Inc. Non-Competition Guideline.

         (b) The portion of the benefit subject to forfeiture under the conditions described in this Section 4.6(a), are as follows:

             (i) The total benefit, or any unpaid benefit if the former Employee is in pay status, is subject to forfeiture, except as provided in Section 4.6(b)(ii).

             (ii) In the case of an Employee who is retiring at his or her Mandatory Retirement Age the provisions of Section 4.6(b)(i) shall not apply to that portion of the benefits computed under Article 4 of this Plan which, when added to the retirement payments payable under the Pension Plan (prior to any reduction for the cost of a survivor annuity) and the Lucent Technologies Inc. Excess Benefit and Compensation Plan, does not exceed the non-forfeitable retirement income requirement of ADEA Section 12(c)(i).


ARTICLE 4                             -14-                              BENEFITS

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


                                     ARTICLE
                                       5.
                               GENERAL PROVISIONS

5.1.     NO GUARANTEE OF EMPLOYMENT

         Neither the Plan nor any action taken hereunder shall be construed as
(i) a contract of employment or deemed to give any Participant the right to be retained in the employment of a Participating Company, the right to any level of compensation, or the right to future participation in the Plan; or (ii) affecting the right of a Participating Company to discharge or dismiss any Participant at any time.

5.2.     ASSIGNMENT OR ALIENATION

         No service, disability, or deferred benefit under this Plan or any right or interest in such service, disability, or deferred benefit shall be assignable or subject in any manner to anticipation, alienation, sale, transfer, claims of creditors, garnishment, pledge, execution, attachment or encumbrance of any kind, including, but not limited to, pursuant to any domestic relations order (within the meaning of ERISA Section 206(d)(3) and Code Section 414(p)(1)(B)) or judgment or claims for alimony, support, separate maintenance, and claims in bankruptcy proceedings, and any such attempted disposition shall be null and void.

5.3.     BREAKS IN SERVICE

         For purposes of this Plan a break in service shall be defined and treated in the same manner as is set forth in the Pension Plan.

5.4.     LEAVE OF ABSENCE

         For purposes of this Plan, a leave of absence shall be defined and administered in the same manner as is set forth in the Pension Plan.

5.5.     METHOD OF PAYMENT

         Payments under this Plan shall be made in the same manner as is set forth under the Pension Plan.

5.6.     AMOUNTS ACCRUED PRIOR TO DEATH

         Benefit amounts accrued but not actually paid at the time of death of a former employee or retiree shall be paid in accordance with the standards and procedures set forth in the Pension Plan.

5.7.     FACILITY OF PAYMENT

         If the Administrator shall find that any person to whom any amount is or was payable under the Plan is unable to care for his or her affairs because of illness or accident, then any payment, or any part thereof, due to such person (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Administrator so directs the Company, be paid


ARTICLE 5                             -15-                    GENERAL PROVISIONS

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


to the same person or institution that the benefit with respect to such person is paid or to be paid under the Pension Plan, or to the Participant's lawful spouse, a child, a relative, or institution maintaining or having custody of such person, or any other person deemed by the Administrator to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payments made pursuant to this Section 5.7 shall be in complete discharge of the liability of the Company, the Board, the Committee, the Administrator, and the Participating Company therefor. If any payment to which a Participant or beneficiary is unclaimed, such payment shall be forfeited after a period of two years from the date the first such payment was payable and shall not escheat to any state or revert to any party; provided, however, that any such payment or payments shall be restored if any person otherwise entitled to such payment or payments makes a valid claim.

5.8.     OPTION DURING DISABILITY

         For an employee who has left the service of a Participating Company and has elected to continue receiving disability benefits which he or she had been receiving prior to termination of employment (including disability benefits under the Lucent Technologies Inc. Officer Long Term Disability and Survivor Protection Plan) and to defer receiving pension payments under the Pension Plan to which he or she is eligible, benefits under this Plan shall be deferred until such time as the employee begins to receive payments under the Pension Plan.

5.9.     PAYMENTS UNDER LAW

         In case any benefit which the Committee shall determine to be of the same general character as a payment provided by the Plan that is payable to a former employee of a Participating Company under any law now in force or hereafter enacted, the excess only, if any, of the amount prescribed in the Plan above the amount of such payment prescribed by law shall be payable under the Plan; provided, however, that no benefit payable under this Plan shall be reduced by reason of any governmental benefit or pension payable on account of military service, or by reason of any benefit which the recipient would be entitled to receive under the Social Security Act or the Railroad Retirement Act. In those cases where, because of differences in the beneficiaries, or differences in the time or methods of payment, or otherwise, whether or not there is such excess is not ascertainable by mere comparison but adjustments are necessary, the Committee has discretion to determine whether or not in fact any such excess exists and to make the adjustments necessary to carry out in a fair and equitable manner the spirit of the provision for the payment of such excess. Further, in determining whether or not there is an excess, to the extent any payments under any law are considered in determining whether there is any excess payable to an employee under the Pension Plan, the amount of such payments under law shall not be considered under this Plan.

5.10.    BINDING EFFECT

         The Plan shall be binding upon and inure to the benefit of each Participating Company and its successors and assigns, and to each Participant, his or her successors, designees, beneficiaries, designated annuitants, and estate. The Plan shall also be binding upon any successor corporation or organization succeeding to substantially all of the assets and business of a Participating Company. Nothing in the Plan shall preclude a Participating Company from


ARTICLE 5                             -16-                    GENERAL PROVISIONS

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


merging or consolidating into or with, or transferring all or a portion of all of its assets to, another corporation which assumes the Plan or a portion of the Plan and all or a portion of the obligations of a Participating Company hereunder. Each Participating Company agrees that it will make appropriate provision for the preservation of the rights of Participants and beneficiaries under the Plan in any agreement or plan or reorganization into which it may enter to effect any merger, consolidation, reorganization into which it may enter to effect any merger, consolidation, reorganization, or transfer of assets. Upon such a merger, consolidation, reorganization, or transfer of assets, the term "Participating Company" shall refer to such other corporation and the Plan shall continue in full force and effect.

5.11.    SEVERABILITY

         If any section, clause, phrase, provision, or portion of this Plan or the application thereof to any person or circumstance shall be invalid or unenforceable under any applicable law, such event shall not affect or render invalid or unenforceable the remainder of this Plan and shall not affect the application of any section, clause, provision, or portion hereof to other persons or circumstances.

5.12.    HEADINGS

         The captions preceding the sections and articles hereof have been inserted solely as a matter of convenience and shall not in any manner define or limit the scope or intent of any provisions of the Plan.

5.13.    ENTIRE PLAN

         This written Plan document is the final and exclusive statement of the terms of this Plan, and any claim of right or entitlement under the Plan shall be determined in accordance with its provisions pursuant to the procedures described in Article 3. Unless otherwise authorized by the Board or its delegate, no amendment or modification to this Plan shall be effective until reduced to writing and adopted pursuant to Section 6.1.


ARTICLE 5                             -17-                    GENERAL PROVISIONS

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN


                                     ARTICLE
                                       6.
                                PLAN MODIFICATION

6.1.     AMENDMENT AND TERMINATION

         Pursuant to ERISA Section 402(b)(3), the Board or its delegate, (acting pursuant to the Board's delegations of authority then in effect) may from time to time amend, modify or change the Plan at any time as set forth in this document, and the Board or its delegate (acting pursuant to the Board's delegations of authority then in effect) may terminate the Plan at any time. Plan amendments may include, but are not limited to, elimination or reduction in the level or type of benefits provided to employees. Any and all Plan amendments may be made without the consent of any employee. Notwithstanding the foregoing, no such amendment, suspension or termination shall retroactively impair or otherwise adversely affect the accrued benefit of any employee as of the date of such action.


ARTICLE 6                             -18-                     PLAN MODIFICATION

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN

                                     ARTICLE
                                       7.
                                SOURCE OF PAYMENT

7.1.     SOURCE OF PAYMENTS

         Benefits arising under this Plan and all costs, charges, and expenses relating thereto will be payable from the Company's general assets. The Company may, however, establish a trust to pay such benefits and related expenses, provided such trust does not cause the Plan to be "funded" within the meaning of ERISA. To the extent trust assets are available, they may be used to pay benefits arising under this Plan and all costs, charges, and expenses relating thereto. To the extent that the funds held in the trust, if any, are insufficient to pay such benefits, costs, charges and expenses, the Company shall pay such benefits, costs, charges, and expenses from its general assets.

7.1.     UNFUNDED STATUS

         The Plan at all times shall be entirely unfunded for purposes of the Code and ERISA and no provision shall at any time be made with respect to segregating any assets of a Participating Company for payment of any benefits hereunder. Funds that may be invested through a trust described in Section 7.1 hereunder shall continue for all purposes to be part of the general assets of the Participating Companies which invested the funds. The Plan constitutes a mere promise by the Participating Companies to make benefit payments under this Plan in the future. No Participant shall have any interest in any particular assets of a Participating Company by reason of the right to receive a benefit under the Plan and to the extent the Participant acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of a Participating Company.


ARTICLE 8                             -19-                     SOURCE OF PAYMENT

                LUCENT TECHNOLOGIES INC. MID-CAREER PENSION PLAN

                                     ARTICLE
                                       8.
                      DISPOSITION OF PARTICIPATING COMPANY


8.1.     SALE, SPIN-OFF, OR OTHER DISPOSITION OF PARTICIPATING COMPANY

         (a) Subject to Section 5.10, in the event the Company sells, spins off, or otherwise disposes of a Subsidiary or an Affiliated Corporation, or disposes of all or substantially all of the assets of a Subsidiary or an Affiliated Corporation such that one or more Participants terminate employment for the purpose of accepting employment with the purchaser of such stock or assets, any person employed by such Subsidiary or Affiliated Corporation who ceases to be an employee as a result of the sale, spin-off, or disposition shall be deemed to have terminated his or her employment with a Participating Company and be eligible for a Mid-Career Pension benefit commencing at the same time as his or her benefit, if any, commences under the Pension Plan.

         (b) Notwithstanding the foregoing provisions of this Section 8.1, and subject to Section 5.10, if, as part of the sale, spin-off, or other disposition of the stock or assets of a Subsidiary or Affiliated Corporation, the Subsidiary or Affiliated Corporation, its successor owner, or any other party agrees in writing to assume the liability for the payment of the Mid-Career Pension benefit to which the Participant would have been entitled under the Plan but for such sale, spin-off, or other disposition, then the entitlement of the Participant to a Mid-Career Pension benefit under this Plan shall terminate. Any subsequent entitlement of the former Participant to the Mid-Career Pension benefit shall be the sole responsibility of the assuming party. Upon the assumption of the liability for the payment of a Mid-Career Pension benefit by AT&T Corp. pursuant to Section 7.1 of the Management Interchange Agreement or
Section 3.1 of the Occupational Interchange Agreement, both dated as of April 8, 1996, between Lucent Technologies Inc. and AT&T Corp., the entitlement of a Transition Individual (as defined in Section 1.38(a) or (d) of the Management Interchange Agreement or Section 1.30(a) or (d) of the Occupational Interchange Agreement), to a Mid-Career Pension benefit under this Plan shall terminate.


ARTICLE 8                            -20-   DISPOSITION OF PARTICIPATING COMPANY

         IN WITNESS WHEREOF, the Company has caused this Plan to be effective on October 1, 1996 and to be executed on this ___ day of ___________, 1996.

      For Lucent Technologies Inc.

      By:______________________________________
         Curtis R. Artis
         Senior Vice President, Human Resources

      Attest:__________________________________
         Pamela F. Craven
         Vice President - Law
         Assistant Secretary